SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   August 1, 2000
                                                          ----------------


                           United Air Lines, Inc.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)



       333-90657                                       13-3354848
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 (Commission File Number)                  (I.R.S. Employer Identification No.)



        1200 East Algonquin Road, Elk Grove Township, Illinois 60007
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            (Address of Principal Executive Offices) (Zip Code)



                               (847) 700-4000
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            (Registrant's Telephone Number, Including Area Code)



                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)





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



Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7(c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.        Document Description
-------      --------------------

8.1.4 Opinion of Mayer, Brown & Platt with respect to Federal tax matters.

8.1.5        Opinion of Bingham Dana LLP with respect to state tax matters.

23.2         Consent of Mayer, Brown & Platt (included in exhibit 8.1.4).

23.3         Consent of Bingham Dana LLP.

25.1         Statement of Eligibility and Qualification of Indenture Trustee.




























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



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNITED AIR LINES, INC.
                                               (Registrant)




Dated: August 1, 2000                   By:  /s/ Francesca M. Maher
                                             --------------------------------
                                        Name:   Francesca M. Maher
                                        Title:  Senior Vice President,
                                                General Counsel and Secretary


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



                             INDEX TO EXHIBITS


Exhibit
  No.        Document Description
-------      --------------------

8.1.4 Opinion of Mayer, Brown & Platt with respect to Federal tax matters.

8.1.5        Opinion of Bingham Dana LLP with respect to state tax matters.

23.2         Consent of Mayer, Brown & Platt (included in exhibit 8.1.4).

23.3         Consent of Bingham Dana LLP.

25.1         Statement of Eligibility and Qualification of Indenture Trustee.













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